Eagle Tactical Allocation Fund

Summary Prospectus | 3.1.2017

Class A ETAFX	Class C ETDFX	Class I ETIFX	Class R-3 ETRFX	Class R-5 ETSFX	Class R-6 ETUFX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to EagleFundServices@eagleasset.com. The fund’s Prospectus and SAI, both dated March 1, 2017, as each may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle Tactical Allocation Fund (“Tactical Allocation Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Tactical Allocation Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 41 of the fund’s Prospectus and on page 29 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None	None	None
Redemption Fee	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.57%	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses	16.51%	8.83%	8.24%	21.69%	21.29%	21.59%
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Total Annual Fund Operating Expenses (b)	17.47%	10.54%	8.95%	22.90%	22.00%	22.30%
Fee Waiver and/or Expense Reimbursement (c)	(16.16)%	(8.48)%	(7.94)%	(21.34)%	(20.99)%	(21.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%	2.06%	1.01%	1.56%	1.01%	0.91%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund's Financial Highlights table, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
 (c) Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2018 as follows: Class A - 1.17%, Class C - 1.92%, Class I - 0.87%, Class R-3 - 1.42%, Class R-5 – 0.87%, and Class R-6 – 0.77%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$602	$3,636	$5,960	$9,663
Class C	$309	$2,260	$4,091	$7,850
Class I	$103	$1,892	$3,542	$7,129
Class R-3	$159	$4,086	$6,733	$10,166
Class R-5	$103	$3,934	$6,573	$10,115
Class R-6	$93	$3,967	$6,616	$10,132

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal investment strategies | The fund is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in exchange-traded funds (“ETFs”) (“underlying funds”).

During normal market conditions, the assets of the Tactical Allocation Fund are allocated among the equity, fixed income, and commodities asset classes through investments in a combination of underlying funds. The allocation of the fund’s assets among underlying funds is based on each underlying fund’s predominant asset class. Each underlying fund, in turn, invests in the equity securities of issuers in the U.S. and in foreign developed and emerging markets that are listed on U.S. exchanges and fixed-income securities and/or commodities, including:

•
common and preferred stocks of all market capitalizations, security types (e.g., convertible securities, real estate investment trusts (“REITs”), rights, warrants and depositary receipts) and investment types (e.g., value and growth) in global markets;

•
fixed-income securities of any maturity and credit quality, including high yield securities (commonly referred to as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds; and

•	commodities, which principally are expected to be gold.

The fund may also invest directly in a basket of securities that represent an asset class or investment type if it is determined that investing in an ETF for that type of investment is not feasible or otherwise not in the best interest of the fund.

The subadviser employs a proprietary process to forecast broad trends in the U.S. and global economies, which informs the subadviser’s selection of underlying funds and the fund’s asset allocation. The subadviser uses statistical models to establish the impact such economic trends may have on the asset classes in which the underlying funds may invest. The subadviser seeks to minimize downside risk. Accordingly, the subadviser seeks an allocation that will provide the highest possible returns consistent with a low level of downside risk.

The fund’s overall asset allocation is not fixed and may change significantly over time as the subadviser reallocates portions of the portfolio in response to changes in the U.S. and global economies and in various investment markets. The subadviser may engage in frequent buying and selling of portfolio securities to pursue the fund’s investment objective.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The underlying funds may invest in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. In addition, the underlying funds may invest in debt securities whose values may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) also increases and decreases. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in this fund are subject to the following primary risks:

•Call risk is the possibility that, as interest rates decline, issuers of callable bonds may call fixed income securities with high interest rates prior to their maturity dates, which may force an underlying fund to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income;

•Commodities risk is the risk that investments in commodities, such as gold, or in commodity-linked instruments, will subject an underlying fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities. Commodities and commodities-linked investments are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events. There may be an imperfect correlation between the value of such investments and the underlying assets. Investments in these types of instruments may subject the fund to additional expenses;

•Credit risk arises if an issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt;

•Equity securities are subject to stock market risk. In addition, the value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities also are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Rights and warrants do not carry dividend or voting rights with respect to the underlying securities or any rights in the assets of the issuer, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities;

•Fixed income market risk is the risk that market conditions or other events that impact fixed income issuers, including adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment, will have an adverse effect on the underlying funds. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the underlying funds to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the underlying funds to experience a loss when selling securities to meet redemption requests by shareholders;

•Focused holdings risk is the risk of a fund holding a core portfolio of securities of fewer companies than other diversified funds, which means that the increase or decrease of the value of a single investment may have a greater impact on the fund’s NAV and total return when compared to other diversified funds;

•Foreign and emerging market security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight. Foreign security risk may also apply to ADRs, GDRs and EDRs. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures;

•Fund of funds risk is the risk that, absent an available exemption, the fund’s investments in other investment companies, including ETFs, will be subject to limitations under the Investment Company Act of 1940, as amended (“1940 Act”), and the rules thereunder. Because the fund’s investments are concentrated in underlying funds, and the fund’s performance is directly related to the performance of such underlying funds, the ability of the fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives. The investment techniques and risk analysis used by the fund’s and the underlying funds’ portfolio managers may not produce the desired results;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative;

•Inflation risk is the risk that high rates of inflation or changes in the market’s inflation expectations may adversely affect the market value of inflation-sensitive securities;

•Interest rate risk is the risk that the value of a fund’s investments in fixed income securities will fall when interest rates rise. The Federal Reserve raised the federal funds rate in December 2016, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has signaled additional increases in 2017. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the underlying funds. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by an underlying fund;

•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the underlying funds because they may be unable to sell the securities at an advantageous price or time or may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs;

•Market risk is the risk of broad securities market decline or volatility or a decline in particular holdings in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment;

•Market timing risk arises because certain types of securities in which the underlying funds invest, including small-cap securities, could cause the underlying funds to be at greater risk of market timing activities by fund shareholders;

•Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure, premature repayment of principal, or a delay in the repayment of principal;

•Municipal securities risk is the possibility that a municipal security’s value, interest payments or repayment of principal could be affected by economic, legislative or political changes. Municipal securities are also subject to potential volatility in the municipal market and the fund’s share price, yield and total return may fluctuate in response to municipal bond market movements;

•Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests.  The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their NAV. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•Portfolio turnover risk is the risk that performance may be adversely affected by a high rate of portfolio turnover, which generally leads to greater transaction and tax costs;

•Redemption risk is the risk that, due to a rise in interest rates or other changing government policies that may cause investors to move out of fixed income securities on a large scale, the underlying funds may experience periods of heavy redemptions that could cause the underlying funds to sell assets at inopportune times or at a loss or depressed value;

•Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

•U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk; and

•Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance for the fund’s first full year of operations. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During performance period	Return	Quarter Ended
(Class A shares):
Best Quarter	1.95%	June 30, 2016
Worst Quarter	(0.50)%	December 31, 2016

The returns in the preceding bar chart and table do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2016):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	Lifetime
Class A –Before Taxes	12/31/15	(1.70)%	(1.70)%
After Taxes on Distributions		(1.83)%	(1.83)%
After Taxes on Distributions and Sale of Fund Shares		(0.93)%	(0.93)%
Class C – Before Taxes	12/31/15	2.36%	2.36%
Class I – Before Taxes	12/31/15	3.41%	3.41%
Class R-3 – Before Taxes	12/31/15	2.92%	2.92%
Class R-5 – Before Taxes	12/31/15	3.49%	3.49%
Class R-6 – Before Taxes	12/31/15	3.59%	3.59%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	Lifetime
60% Bloomberg Barclays U.S. Aggregate Bond Index/40% MSCI ACWI Index	4.87%	4.87%

To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3, Class R-5, and Class R-6 will vary. The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Eagle Asset Management, Inc. is the fund’s investment adviser.

Subadviser | Cougar Global Investments Limited (“Cougar Global”) serves as the subadviser to the fund.

Portfolio Manager | James Breech, Ph.D., is primarily responsible for the day-to-day management of the fund and has been Portfolio Manager of the fund since its inception in 2015.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000,000, while fee-based plan sponsors set their own minimum requirements. Class R-3, Class R-5 and Class R-6 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3, Class R-5 and Class R-6 shares is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.